MASSACHUSETTS INVESTORS GROWTH STOCK FUND

Supplement dated April 1, 2002 as revised June 7, 2002 to the Current Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated April 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for class A shares of the fund, together with returns of one or more broad measures of market performance, in the Performance Table of the Prospectus. The table is supplemented as follows:

     Average Annual Total Returns (for the periods ended December 31, 2001):


      Returns Before Taxes          1 Year       5 Year           10 Year
      --------------------          ------       ------           -------
          Class I shares           (24.49)%      15.35%           13.85%

The fund commenced investment operations on January 1, 1935 with the offering of class A shares, and subsequently offered class I shares on January 2, 1997. Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. This blended class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge (load). This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class A shares are higher than those of class I shares, this blended class share performance is lower than the performance of class I shares would have been had class I shares been offered for the entire period.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

              Management Fees......................................     0.33%
              Distribution and Service (12b-1) Fees................     None
              Other Expenses(1) ...................................     0.26%
                                                                        -----
              Total Annual Fund Operating Expenses.................     0.59%
-----------------------------
(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may also enter into other arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Annual Operating Expenses" would be 0.57%.

Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The table is supplemented as follows:

                  Share Class             Year 1            Year 3            Year 5           Year 10
                                          ------            ------            ------           -------
                 Class I shares            $60               $189              $329              $738

3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds; o any retirement plan, endowment or foundation which:

               has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS funds (additional investments may be made in any amount).

               MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

     o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients, (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

     o    certain  retirement  plans  offered,   administered  or  sponsored  by
          insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time; and

     o Certain 529 college savings plans, provided that these plans meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Statements - Class I Shares

                                                                                    Year Ended November 30,
                                                                                    -----------------------
                                                                  2001         2000          1999          1998         1997*
                                                                  ----         ----          ----          ----         -----
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $18.58       $19.38       $ 16.10      $ 14.71       $  9.86
                                                                 ------       ------       -------      -------       -------
Income from investment operations# -
   Net investment income                                         $ 0.05      $  0.04       $  0.05     $   0.07       $  0.03
   Net realized and unrealized gain (loss) on investments
     and foreign currency                                          (4.03)       0.83###       4.67          3.61         4.82
                                                                 --------   -----------   --------     ---------     --------
       Total from investment operations                          $(3.98)     $  0.87       $  4.72      $  3.68       $  4.85
                                                                 -------     -------       -------      -------       -------
Less distributions declared to shareholders -
   From net investment income                                   $    --      $    --       $ (0.03)     $ (0.03)      $   --
   In excess of net investment income                                --           --         (0.02)         --            --
   From net realized gain on investments and foreign
     currency transactions                                        (1.53)       (1.67)        (1.39)       (2.26)          --
   From paid-in capital                                           (0.26)          --           --           --            --
       Total distributions declared to shareholders              $(1.79)     $ (1.67)     $  (1.44)     $ (2.29)      $   --
                                                                 -------     --------     ---------     --------      ------
Net asset value - end of period                                  $12.81       $18.58       $ 19.38       $16.10        $14.71
                                                                 ------       ------       -------       ------        ------
Total return                                                     (23.93)%       4.39%        31.90%       30.56%        49.19%++
Ratios (to average net assets)/Supplemental data -
   Expenses##                                                      0.59%        0.50%         0.52%        0.49%         0.49%+
   Net investment income                                           0.32%        0.20%         0.28%        0.45%         0.22%+
Portfolio turnover                                                305%        261%            174%          62%           93%
Net assets at end of period (000 Omitted)                      $195,542    $152,515       $95,539       $54,406       $12,482

-----------------
* For the period from the inception of class I shares, January 2, 1997, through November 30, 1997.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements. ### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

      The date of this Supplement is April 1, 2002 as revised June 7, 2002.